File No. 33-12660
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ X ]

     Pre-Effective Amendment No.                                      [   ]


     Post-Effective Amendment No. 20                                  [ X ]


                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ X ]


     Amendment No. 20                                                 [ X ]



                       (Check appropriate box or boxes.)


                            DREYFUS BASIC GNMA FUND
                    (FORMERLY, DREYFUS INVESTORS GNMA FUND)
              (Exact Name of Registrant as Specified in Charter)



          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York          10166
          (Address of Principal Executive Offices)     (Zip Code)


     Registrant's Telephone Number, including Area Code: (212) 922-6000

                          Daniel C. Maclean III, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box)


          immediately upon filing pursuant to paragraph (b)
     ----
      X   on November 1, 1995 pursuant to paragraph (b)
     ----
          60 days after filing pursuant to paragraph (a)(i)
     ----
          on      (date)      pursuant to paragraph (a)(i)
     ----
          75 days after filing pursuant to paragraph (a)(ii)
     ----
          on     (date)      pursuant to paragraph (a)(ii) of Rule 485
     ----


If appropriate, check the following box:

          this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
     ----

     Registrant has registered an indefinite number of shares of its beneficial interest under the Securities Act of 1933 pursuant to
Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1994 was filed on February 24, 1995.


                          DREYFUS BASIC GNMA FUND
                    (FORMERLY, DREYFUS INVESTORS GNMA FUND)
                 Cross-Reference Sheet Pursuant to Rule 495(a)


Items in
Part A of
Form N-1A      Caption                                      Page
_________      _______                                      ____

   1           Cover Page                                     Cover

   2           Synopsis                                       3

   3           Condensed Financial Information                4

   4           General Description of Registrant              4


   5           Management of the Fund                         6


   5(a)        Management's Discussion of Fund's Performance  *


   6           Capital Stock and Other Securities             14


   7           Purchase of Securities Being Offered           8


   8           Redemption or Repurchase                       10


   9           Pending Legal Proceedings                      *


Items in
Part B of
Form N-1A
---------

   10          Cover Page                                     Cover

   11          Table of Contents                              Cover


   12          General Information and History                B-23


   13          Investment Objectives and Policies             B-2

   14          Management of the Fund                         B-9

   15          Control Persons and Principal                  B-13
               Holders of Securities

   16          Investment Advisory and Other                  B-13
               Services

_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.


                    DREYFUS BASIC GNMA FUND
             (FORMERLY, DREYFUS INVESTORS GNMA FUND)
           Cross-Reference Sheet Pursuant to Rule 495(a) (continued)


Items in
Part B of
Form N-1A      Caption                                        Page
_________      _______                                        _____

   17          Brokerage Allocation                           B-22

   18          Capital Stock and Other Securities             *


   19          Purchase, Redemption and Pricing               B-16 & B-19
               of Securities Being Offered


   20          Tax Status                                     *


   21          Underwriters                                   B-16


   22          Calculations of Performance Data               B-20


   23          Financial Statements                           B-25



Items in
Part C of
Form N-1A
_________

   24          Financial Statements and Exhibits              C-1

   25          Persons Controlled by or Under                 C-3
               Common Control with Registrant

   26          Number of Holders of Securities                C-3

   27          Indemnification                                C-3

   28          Business and Other Connections of              C-4
               Investment Adviser

   29          Principal Underwriters                         C-11

   30          Location of Accounts and Records               C-14

   31          Management Services                            C-14

   32          Undertakings                                   C-14


_____________________________________

NOTE:  * Omitted since answer is negative or inapplicable.
FOR USE BY BANKS ONLY
November 1, 1995
DREYFUS BASIC GNMA FUND
Supplement to Prospectus Dated November 1, 1995
        All mutual fund shares involve certain investment risks, including the possible loss of principal.
        080/s110195BNK


PROSPECTUS                                        NOVEMBER 1, 1995

DREYFUS BASIC GNMA FUND
        DREYFUS BASIC GNMA FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED, MANAGEMENT INVESTMENT COMPANY, KNOWN AS A NO-LOAD MUTUAL FUND. ITS GOAL IS TO PROVIDE YOU WITH AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL. THE FUND INVESTS PRINCIPALLY IN INSTRUMENTS ISSUED BY THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.
        THE FUND IS DESIGNED TO BENEFIT INVESTORS WHO DO NOT ENGAGE IN FREQUENT TRANSACTIONS IN FUND SHARES.
        THE DREYFUS CORPORATION PROFESSIONALLY MANAGES THE FUND'S PORTFOLIO. THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUND THAT
YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 1, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUND AT 144 GLENN CURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
                       TABLE OF CONTENTS

Page
Fee Table.........................................            3
Condensed Financial Information...................            4
Description of the Fund...........................            4
Management of the Fund............................            6
How to Buy Fund Shares............................            8
Fund Exchanges....................................            9
How to Redeem Fund Shares.........................            10
Shareholder Services Plan.........................            12
Dividends, Distributions and Taxes................            12
Performance Information...........................            13
General Information...............................            14
Appendix..........................................            16

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------------------------------------------------------------
FEE TABLE


SHAREHOLDER TRANSACTION EXPENSES
    Exchange Fee..............................................................................        $5.00
    Account Closeout Fee......................................................................        $5.00
ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average daily net assets)
    Management Fees (after expense reimbursement).............................................            .00%
    Other Expenses (after expense reimbursement)..............................................            .65%
    Total Fund Operating Expenses (after expense reimbursement)...............................            .65%

EXAMPLE:                                           1 YEAR     3 YEARS          5 YEARS       10 YEARS
    You would pay the following expenses on
    a $1,000 investment, assuming (1) 5%
    annual return and (2) redemption
    at the end of each time period:                $12            $26            $41            $86

        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL
EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


        The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund and investors, the payment of which will reduce investors' annual return. Total Fund Operating Expenses noted above have been restated to reflect an undertaking by The Dreyfus Corporation that if, in any fiscal year until June 30, 1998, certain expenses of the Fund, including the management fee, exceed .65% of the value of the Fund's average net assets for the fiscal year, The Dreyfus Corporation may waive a portion of its management fee or bear certain other expenses to the extent of such excess expense. The expenses noted above, without reimbursement, would have been:Management Fees -- .60%, Other Expenses -- .89% and Total Fund Operating Expenses -- 1.49%; and the amount of expenses that an investor would pay, assuming redemption after one, three, five and ten years, would be $20, $52, $86 and $183, respectively. The information in the foregoing table does not reflect any other fee waivers or expense reimbursement arrangements that may be in effect. In addition, unlike certain other funds in the Dreyfus Family of Funds, the Fund will charge your account $2.00 for each redemption check you write; you also will be charged $5.00 for each wire redemption you make and a $5.00 account closeout fee. These charges will be paid to the Fund's transfer agent and will reduce the transfer agency charges otherwise payable by the Fund. See "Management of the Fund," "How to Redeem Fund Shares" and "Shareholder Services Plan."


CONDENSED FINANCIAL INFORMATION
        The information in the following table has been audited (except where indicated) by Ernst & Young LLP, the Fund's independent auditors, whose report thereon appears in the Statement of Additional Information. Further financial data and related notes are included in the Statement of Additional Information, available upon request.
FINANCIAL HIGHLIGHTS
        Contained below is per share operating performance data for a share of beneficial interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.*


                                                                                                                 SIX MONTHS ENDED
                                                           YEAR ENDED DECEMBER 31,                                  JUNE 30, 1995
                                       ------------------------------------------------------------------------------------------

                                       1987(1)       1988        1989    1990     1991    1992     1993     1994      (UNAUDITED)
                                       ------  ------  ------  ------  ------   ------   ------   -----   -----------

PER SHARE DATA:
  Net asset value, beginning of period  $14.50      $14.44     $14.59   $14.55  $14.55   $15.34   $15.20   $15.39      $14.16
                                       ------  ------  ------  ------  ------   ------   ------   -----   -----------
  INVESTMENT OPERATIONS:
  Investment income--net....             .59         1.34        1.22    1.20     1.06    1.16      1.11    1.08        .54
  Net realized and unrealized gain
      (loss) on investments.            (.06)         .15        (.04)    ._      .79      (.14)    .19      (1.23)     .88
                                       ------  ------  ------  ------  ------   ------   ------   -----   -----------
      TOTAL FROM INVESTMENT OPERATIONS  .53          1.49        1.18    1.20    1.85     1.02     1.30     (.15)       1.42
                                       ------  ------  ------  ------  ------   ------   ------   -----   -----------
  DISTRIBUTIONS:
  Distributions from investment
    income-net                          (.59)       (1.34)      (1.22)  (1.20)  (1.06)   (1.16)   (1.11)    (1.08)      (.54)
                                       ------  ------  ------  ------  ------   ------   ------   -----   -----------
  Net asset value, end of period       $14.44      $14.59      $14.55   $14.55  $15.34   $15.20   $15.39    $14.16     $15.04
                                       ======       ======      ======  ======  ======   ======   ======    ======    ==========
TOTAL INVESTMENT RETURN.....           9.16%(2)     10.56%      8.42%   8.58%   13.28%   7.02%    8.75%     (.99%)    20.51%(2)
RATIOS/SUPPLEMENTAL DATA:
  Ratio of expenses to
    average net assets                  ._            ._         ._      ._      ._      ._         ._       .06%      .34%(2)
  Ratio of net investment income
      to average net assets.          10.23%(2)      8.97%      8.64%    8.29%   7.78%    7.70%    7.15%    7.34%     7.38%(2)
  Decrease reflected in above expense
      ratios due to undertakings by
      The Dreyfus Corporation
      (limited to the expense
      limitation provision of the
      Management Agreement).          1.50%(2)        1.50%       1.50%  1.50%    1.50%     1.42%   1.28%     1.43%       .99%(2)
  Portfolio Turnover Rate...          110.33%(3)  1,025.99%(4)  287.61%     ._   40.28%    30.99%  34.02%   290.20%    179.54%(3)
  Net Assets, end of period
    (000's omitted)                     $1,820     $2,211       $278     $293   $25,036  $45,280  $54,224  $44,937      $50,079
*On August 23, 1991, the Fund's investment objective and certain of its fundamental policies and restrictions were changed. See "Information about the Fund" in the Statement of Additional Information.
(1)  From August 5, 1987 (commencement of operations) to December 31, 1987.
(2)  Annualized.
(3)  Not annualized.
(4)  The high portfolio turnover rate resulted from selling off large amounts of unsettled securities bought to take advantage of
favorable short-term market fluctuations.
        Further information about the Fund's performance is contained in the
Fund's annual report, which may be obtained without charge by writing to the address or calling the number set forth on the cover of this Prospectus.

DESCRIPTION OF THE FUND
INVESTMENT OBJECTIVE
        The Fund's goal is to provide you with as high a level of current income as is consistent with the preservation of capital. The Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.
MANAGEMENT POLICIES


        It is a fundamental policy of the Fund that it will invest at least 65% of the value of its net assets (except when maintaining a temporary defensive position) in "GNMA Certificates" (popularly called "Ginnie Maes"). GNMA Certificates also may include other securities that in the future are guaranteed by the Government National Mortgage Association ("GNMA"). The Fund also may invest in other mortgage-related securities, including those issued by government-related organizations such as the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), private mortgage pass-through securities and collateralized mortgage obligations, including real estate mortgage investment conduits or REMICs. The mortgage-related securities in which the Fund may invest include those with fixed, floating and variable interest rates, those with interest rates that change based on multiples of changes in interest rates and those with interest rates that change inversely to changes in interest rates, as well as stripped mortgage-backed securities. Mortgage-related securities are a form of derivative security. See "Appendix -- Investment Techniques -- Use of Derivatives" and "-- Certain Portfolio Securities -- Mortgage-Related Securities."



        Ginnie Maes are backed by the full faith and credit of the United States. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veterans' Administration. The Fund will invest in Ginnie Maes only of the "fully modified pass-through" type which are guaranteed as to timely payment of principal and interest by GNMA, a U.S. Government corporation. The Fund will purchase Ginnie Maes and certain other mortgage-related securities on a forward commitment basis.



        The Fund may purchase other securities issued or guaranteed by, or exchangeable for securities issued or guaranteed by, the U.S. Government or issued by its agencies or instrumentalities that are backed by the full faith and credit of the U.S. Government, and may enter into repurchase agreements with respect to securities of the type in which the Fund may invest. For temporary defensive purposes, the entire portfolio may be so invested. A security guaranteed by the U.S. Government is guaranteed only as to principal and interest, and there is no guarantee of the security's market value. The value of Fund shares is not guaranteed.


        The Fund's annual portfolio turnover rate is not expected to exceed 500%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund may engage in various investment techniques, such as leveraging, short-selling, options and futures transactions, forward roll transactions and lending portfolio securities. See "Investment Considerations and Risks" below and "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information.



INVESTMENT CONSIDERATIONS AND RISKS
GENERAL -- The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies -- Management Policies" in the Statement of Additional Information for further discussion of certain risks. The Fund is designed to benefit investors who do not engage in frequent redemptions or exchanges of Fund shares. Because charges may apply to redemptions and exchanges of Fund shares, the Fund may not be an appropriate investment for an investor who intends to engage frequently in such transactions.


MORTGAGE-RELATED SECURITIES -- The prices of certain mortgage-related securities (such as Ginnie Maes) are inversely affected by changes in interest rates, while others may not be. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to prepay. Therefore, although mortgage-related securities may offer yields which are higher than those available on other types of U.S. Government securities, they may be less effective as a means of "locking in" attractive long-term interest rates as a result of the need to reinvest prepayments of principal generally and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. Prepayments and scheduled payments of principal will be reinvested at prevailing interest rates, which may be less than the rate of interest that was payable on the security in respect of which the principal payment was made. Derivative mortgage-backed securities, such as stripped mortgage-backed securities, and certain types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.


        Although principal and interest payments on certain mortgage-related securities are guaranteed or otherwise supported by third parties, the market value of a mortgage-related security, which may fluctuate, is not so secured. For Ginnie Maes, the U.S. Government only guarantees the timely payment of principal and interest on the instrument. If the Fund purchases a mortgage-related security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. For these and other reasons, a mortgage-related security's stated maturity may be shortened and, therefore, it is not possible to predict accurately the mortgage-related security's return to the Fund. In addition, no assurance can be given as to the liquidity of the market for certain securities which may be purchased by the Fund, such as multiclass pass-through securities and stripped mortgage-backed securities. Determinations as to the liquidity of such securities are made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, The Dreyfus Corporation monitors the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund will not invest more than 15% of the value of its net assets in securities which are illiquid.


USE OF DERIVATIVES -- The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their value, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's investments and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix -- Investment Techniques -- Use of Derivatives" below and "Investment Objective and Management Policies -- Management Policies -- Derivatives" in the Statement of Additional Information.


SIMULTANEOUS INVESTMENTS -- Investment decisions for the Fund are made independently from those of other investment companies advised by The Dreyfus Corporation. However, if such other investment companies are prepared to invest in, or desire to dispose of, securities of the type in which the Fund invests at the same time as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


MANAGEMENT OF THE FUND


        The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of September 30, 1995, The Dreyfus Corporation managed or administered approximately $78 billion in assets for approximately 1.8 million investor accounts nationwide.


        The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Fund, subject to the overall authority of the Fund's Board of Trustees in accordance with Massachusetts law. The Fund's primary portfolio manager is Garitt A. Kono. He has held that position since December 1992 and has been employed by The Dreyfus Corporation since September 1992. For more than five years prior to joining The Dreyfus Corporation, Mr. Kono was Vice-President - Fixed Income at The First Boston Corporation. The Fund's other portfolio manager is identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund as well as other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.


        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $203 billion in assets as of June 30, 1995, including approximately $73 billion in proprietary mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $707 billion in assets, including approximately $71 billion in mutual fund assets.


        Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. For the fiscal year ended December 31, 1994, no management fee was paid by the Fund pursuant to undertakings by The Dreyfus Corporation. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.
        The Dreyfus Corporation has undertaken until June 30, 1998 that if in any fiscal year of the Fund its aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed .65 of 1% of the value of the Fund's average daily net assets for the fiscal year, the Fund may deduct from the payment to be made to The Dreyfus Corporation under the Management Agreement, or The Dreyfus Corporation will bear, such excess expense.
        The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay securities dealers or others in respect of these services.


        The Fund's distributor is Premier Mutual Fund Services, Inc. (the "Distributor"), located at One Exchange Place, Boston, Massachusetts 02109. The Distributor's ultimate parent company is Boston Institutional Group, Inc.


        The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). The Transfer Agent will receive the $5.00 exchange fee, the $5.00 account closeout fee, the $5.00 wire redemption fee and the $2.00 check writing charge, described below. A sufficient number of your shares will be redeemed automatically to pay these amounts. These payments will reduce the transfer agency fee otherwise payable by the Fund. By purchasing Fund shares, you are deemed to have consented to this procedure. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Fund's Custodian.
HOW TO BUY FUND SHARES
        Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.
        The minimum initial investment is $10,000. Subsequent investments must be at least $1,000. The initial investment must be accompanied by the Fund's Account Application.
        You may purchase Fund shares by check or wire. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900119535/Dreyfus BASIC GNMA Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, please call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. Please include your Fund account number on the Fund's Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Fund shares also may be purchased through IRA Accounts, and other kinds of retirement accounts, such as Keogh Plans, and SEP-IRAs, provided the opening balance is at least $5,000. Subsequent investments through such retirement accounts must be at least $1,000. For details, please contact Dreyfus Retirement Services, a division of Dreyfus Service Corporation, by calling toll free 1-800-358-5566.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and your Fund account number PRECEDED BY THE DIGITS "1111."
        The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs, or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds one million dollars. All present holdings of shares of funds in the Dreyfus Family of Funds by such employee benefit plans or programs will be aggregated to determine the fee payable with respect to each such purchase of Fund shares. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.


        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services approved by the Board of Trustees. Each pricing service's procedures are reviewed under the general supervision of the Board of Trustees. For further information regarding the methods employed in valuing Fund investments, see "Determination of Net Asset Value" in the Statement of Additional Information.


        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Fund's Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
FUND EXCHANGES
        You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use. You will be charged a $5.00 fee for each exchange you make out of the Fund. This fee will be deducted from your account and paid to the Transfer Agent.


        To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $1,000; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No"box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. See "How to Redeem Fund Shares -- Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege and the dividend/capital gain distribution option selected by the investor.


        Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of an exchange you must notify the Transfer Agent. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Fund Exchanges" in the Statement of Additional Information. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
HOW TO REDEEM FUND SHARES
GENERAL -- You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.
        YOU WILL BE CHARGED $5.00 WHEN YOU REDEEM ALL SHARES IN YOUR ACCOUNT OR YOUR ACCOUNT IS OTHERWISE CLOSED OUT. The fee will be deducted from your redemption proceeds and paid to the Transfer Agent. The account closeout fee does not apply to exchanges out of the Fund or to wire redemptions, for each of which a $5.00 fee applies. Securities dealers, banks and other financial institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value.
        The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE TRANSFER AGENT, THE REDEMPTION PROCEEDS WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUND WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE, FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        The Fund reserves the right to redeem your account at its option upon not less than 30 days' written notice if your account's net asset value is $5,000 or less ($500 or less if you were a Fund shareholder on October 31, 1995) and remains so during the notice period. The $5.00 account closeout fee would be charged in such case.


PROCEDURES -- You may redeem Fund shares by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege or the Telephone Redemption Privilege. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.


        You may redeem Fund shares by telephone if you have checked the appropriate box on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate. REGULAR REDEMPTION -- Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each investor, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."
        Redemption proceeds of at least $5,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.


CHECK REDEMPTION PRIVILEGE _ You may request on the Account Application, Shareholder Services Form or by later written request that the Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $1,000 or more. Potential fluctuations in the net asset value of Fund shares should be considered in determining the amount of the check. Redemption Checks should not be used to close an account. Your account will be charged $2.00 for each Redemption Check you write. The Transfer Agent also will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check because of insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. The Fund may return an unpaid Redemption Check that would draw your account balance below $5.00 and you may be subject to extra charges. Shares for which certificates have been issued may not be redeemed by Redemption Check. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for this Privilege. This Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions (see "Dividends, Distributions and Taxes"). Any Redemption Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent.



WIRE REDEMPTION PRIVILEGE -- You may request by wire or telephone that redemption proceeds (minimum $5,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You will be charged a $5.00 wire redemption fee for each wire redemption, which will be deducted from your account and paid to the Transfer Agent. You also may direct that redemption proceeds be paid by check (maximum $150,000 per day)made out to the owners of record and mailed to your address. Redemption proceeds of less than $5,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.


TELEPHONE REDEMPTION PRIVILEGE -- You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if you are calling from overseas, call 1-401-455-3306. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which the certificates have been issued, are not eligible for this Privilege.


SHAREHOLDER SERVICES PLAN
        The Fund has adopted a Shareholder Services Plan pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of The Dreyfus Corporation, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
DIVIDENDS, DISTRIBUTIONS AND TAXES
        The Fund ordinarily declares dividends from its net investment income daily and pays such dividends monthly. Distributions from net realized securities gains, if any, are declared and paid once a year, but the Fund may make distributions on a more frequent basis to comply with distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the Investment Company Act of 1940. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in Fund shares. No dividend paid by the Fund will qualify for the dividends received deduction allowable to certain U.S. corporations. Distributions from net realized long-term securities gains of the Fund generally will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The
Code provides that the net capital gain of an individual generally will not be taxed at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.
        Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.
        Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.
        Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.
        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.
        Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1994 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.
        You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.
PERFORMANCE INFORMATION
        For purposes of advertising, performance may be calculated on several bases, including current yield, average annual total return and/or total return.
        Current yield refers to the Fund's annualized net investment income per share over a 30-day period, expressed as a percentage of the net asset value per share at the end of the period. For purposes of calculating current yield, the amount of net investment income per share during that 30-day period, computed in accordance with regulatory requirements, is compounded by assuming that it is reinvested at a constant rate over a six-month period. An identical result is then assumed to have occurred during a second six-month period which, when added to the result for the first six months, provides an "annualized" yield for an entire one-year period. Calculations of the Fund's current yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Fund."
        Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter time periods depending upon the length of time during which the Fund has operated.
        Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.
        Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. For purposes of advertising, calculations of average annual total return and certain calculations of total return will take into account the performance of Dreyfus Investors GNMA Fund, L.P. the assets and liabilities of which were transferred to the Fund in exchange for shares of the Fund on December 31, 1993. See "General Information."
        Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitortrademark, N. Palm Beach, Fla. 33408, Merrill Lynch Mortgage Master Index, Moody's Bond Survey Bond Index, Lehman Brothers Bond Indices, Salomon Brothers Bond Indices, Morningstar,
Inc. and other industry publications. In addition, data may be used comparing the difference in yields between Ginnie Maes and comparable term Treasury Notes (which are direct obligations of the U.S. Government). Within the securities industry, Ginnie Maes often have an assumed average life of approximately 12 years due to prepayments of principal on underlying mortgages.
GENERAL INFORMATION
        The Fund was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust (the "Trust Agreement") dated May 14, 1993, and commenced operations on January 1, 1994. On November 1, 1995, the Fund's name was changed from Dreyfus Investors GNMA Fund to Dreyfus BASICGNMA Fund. The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share. Each share has one vote.
        On December 31, 1993, all of the assets and liabilities of Dreyfus Investors GNMA Fund, L.P.(the "Partnership") were transferred to the Fund in exchange for shares of beneficial interest of the Fund pursuant to a proposal approved at a Meeting of Partners of the Partnership held on November 24, 1993.
        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund. As discussed under "Management of the Fund" in the Statement of Additional Information, the Fund ordinarily will not hold shareholder meetings; however, shareholders under certain circumstances may have the right to call a meeting of shareholders for the purpose of voting to remove Trustees.
        The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account. The Fund sends annual and semi-annual financial statements to all its shareholders.


        Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and
Canada, call 516-794-5452.



APPENDIX
INVESTMENT TECHNIQUES
FORWARD ROLL TRANSACTIONS -- In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. A segregated account of the Fund consisting of cash, U.S. Government securities or other high quality liquid debt securities at least equal to the amount of the repurchase price (including accrued interest) will be established and maintained at the Fund's custodian bank.


USE OF DERIVATIVES -- TheFund may invest in Derivatives for a variety of reasons, including to hedge certain market risks, to manage the interest rate sensitivity (sometimes called duration) of fixed-income securities, to provide a substitute for purchasing or selling particular securities or to enhance income or potential gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.


        Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the Fund's portfolio as a whole. Derivatives permit the Fund to increase, decrease or change the level of risk to which its portfolio is exposed in much the same way as the Fund can increase, decrease or change the risk of its portfolio by making investments in specific securities. For example, in attempting to increase its return, the Fund could invest in debt securities with longer maturities, thereby increasing its portfolio's market risk. The Fund could achieve a similar result by investing in a Derivative that has the same stated maturity but a longer duration (such as an inverse floating rate bond).


        Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in stock index futures contracts, interest rate futures contracts and currency futures contracts, and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.


        The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. TheFund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time of such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissable liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.


        Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on the Fund's performance.


        If the Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.


FORWARD COMMITMENTS -- The Fund may purchase Ginnie Maes and other mortgage-related securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed at the time the Fund enters into the commitment. However, the Fund does not make a payment until it receives delivery from the other party to the transaction. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.


LEVERAGE -- Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be limited to 331/3% of the value of the Fund's total assets. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased.


        The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.


SHORT SELLING -- In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security; it will realize a gain if the security declines in price between those dates.


        Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets. The Fund may not sell short the securities of any class of an issuer if, as a result of such sale, the Fund would have sold short in the aggregate more than 5% of the outstanding securities of that class.


        The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.


LENDING PORTFOLIO SECURITIES -- The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities afford the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 331/3% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. TheFund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.


CERTAIN PORTFOLIO SECURITIES
MORTGAGE-RELATED SECURITIES -- Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States and do not constitute a debt or obligation of the United States. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.


        Collateralized mortgage obligations, which include those issued through real estate mortgage investment conduits or REMICs, are debt securities that are structured to pay principal and interest based on payments received on a pool of mortgage-related securities pledged to secure the obligations. The issuers of collateralized mortgage obligations typically do not have assets other than those pledged to secure separately the obligations. Holders of these obligations must rely principally on distributions on the underlying mortgage-related securities and other collateral securing the obligations for payments of principal and interest on the obligations. Typically, collateralized mortgage obligations are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private mortgage pass-through securities. Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligations are not so guaranteed. Consequently, if the collateral securing the obligations is insufficient to make payments on the obligations, a holder could sustain a loss.


        The Fund may invest in private mortgage pass-through securities that are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of, or investors in, mortgage loans. Private mortgage pass-through securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since these securities typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.


        The Fund also may invest in stripped mortgage-backed securities which are derivative multiclass mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the United States government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.


REPURCHASE AGREEMENTS -- In a repurchase agreement, the Fund buys a security, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.


ILLIQUID SECURITIES -- TheFund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.


        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.



        [This Page Intentionally Left Blank]




BASIC
GNMA
Fund
Prospectus


Registration Mark

Copy Rights 1995, Dreyfus Service Corporation
                                        080p13110195






                            DREYFUS BASIC GNMA FUND
                                    PART B
                     (STATEMENT OF ADDITIONAL INFORMATION)
                               NOVEMBER 1, 1995




     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus BASIC GNMA Fund (the "Fund"), dated November 1, 1995, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

                    Call Toll Free 1-800-645-6561
                    In New York City - Call 1-718-895-1206
                    Outside the U.S. and Canada - Call 516-794-5452

     The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser.

     Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares.

                               TABLE OF CONTENTS
                                                             Page


Investment Objective and Management Policies. . . . . . . .   B-2
Management of the Fund. . . . . . . . . . . . . . . . . . .   B-9
Management Agreement. . . . . . . . . . . . . . . . . . . .   B-13
Shareholder Services Plan . . . . . . . . . . . . . . . . .   B-15
Purchase of Fund Shares . . . . . . . . . . . . . . . . . .   B-16
Redemption of Fund Shares . . . . . . . . . . . . . . . . .   B-16
Fund Exchanges. . . . . . . . . . . . . . . . . . . . . . .   B-18
Determination of Net Asset Value. . . . . . . . . . . . . .   B-19
Performance Information . . . . . . . . . . . . . . . . . .   B-20
Dividends, Distributions and Taxes. . . . . . . . . . . . .   B-21
Portfolio Transactions. . . . . . . . . . . . . . . . . . .   B-22
Information about the Fund. . . . . . . . . . . . . . . . .   B-23
Custodian, Transfer and Dividend Disbursing Agent,
     Counsel and Independent Auditors . . . . . . . . . . .   B-23
Financial Statements  . . . . . . . . . . . . . . . . . . .   B-25, B-34
Report of Independent Auditors. . . . . . . . . . . . . . .   B-33



                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Description of the Fund."


Portfolio Securities


     Ginnie Maes. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by the Government National Mortgage Association (the "GNMA"). The issuer assembles a pool of FHA, Farmers' Home Administration or Veterans' Administration ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. The Fund will only invest in Ginnie Maes of the "fully modified pass-through" type which are guaranteed as to timely payment of principal and interest by the GNMA, a U.S. Government corporation.

     GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee.

     When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae, but FHA statistics indicate that 25- to 30-year single family dwelling mortgages have an average life of approximately 12 years. The majority of Ginnie Maes are backed by mortgages of this type, and accordingly the generally accepted practice treats Ginnie Maes as 30-year securities which prepay fully in the 12th year.

     Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA's and issuer's fees. For providing its guarantee, the GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

     Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less the GNMA's and issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes. Because of the variation in the life of the pools of mortgages which back various Ginnie Maes, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of Ginnie Maes will differ significantly from the yield estimated by using an assumption of a 12-year life for each Ginnie Mae included in such a portfolio as described above.

     Government-Related Securities. Mortgage-related securities issued by the Federal National Mortgage Association (the "FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. The FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by the FNMA.

     Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (the "FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. While the FHLMC does not guarantee timely payment of principal, the FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or Private Pass-Throughs, described below (such collateral collectively hereinafter referred to as "Mortgage Assets").

Multiclass pass-through securities may be equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities and are issued by originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS usually are structured with two classes that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating category by any nationally recognized statistical rating organization. In addition, no assurance can be given as to the liquidity of the market for certain SMBS. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund's Board of Trustees. In accordance with such guidelines, the Manager will monitor the Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. The Fund will not invest more than 15% of the value of its net assets in securities that are illiquid.


     Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.


Management Policies


     Leverage Through Borrowing. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of those requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.


     Short-Selling. The Fund may engage in short-selling. Until the Fund closes its short position or replaces the borrowed security, the Fund will:
(a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.


     Derivatives. The Fund may invest in Derivatives (as defined in the Prospectus) in furtherance of its investment objective. These investments may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.


     Futures Transactions--In General. The Fund may enter into interest rate futures contracts on U.S. domestic markets. Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by the Fund also is subject to the Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.


     Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.


     Specific Futures Transactions. The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.


     Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.


     A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by the Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.


     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


     Forward Commitments. Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

     Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its prospectus or statement of additional information.

     Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Fund's Board of Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

     Investment Restrictions. The Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the Act) of the Fund's outstanding voting shares. Investment restrictions numbered 9 through 13 are not fundamental policies and may be changed by a vote of a majority of the Fund's Trustees at any time. The Fund may not:

      1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of Ginnie Maes or other securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating indices, and options on futures contracts or indices.

      3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, provided that the Fund may purchase Ginnie Maes without limitation and purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate, real estate investment trust securities and mortgage-backed securities.

      4. Borrow money, except to the extent permitted under the Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

      5. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange
Commission and the Fund's Trustees.

      6.  Act as an underwriter of securities of other issuers.

      7. Issue any senior security (as such term is defined in Section 18(f) of the Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4 and 10 may be deemed to give rise to a senior security.

      8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

      9. Invest in the securities of a company for the purpose of exercising management or control.

     10. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     11. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     12. Invest in securities of other investment companies, except to the extent permitted under the Act.

     13. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase corporate bonds or debentures, state bonds, municipal bonds or industrial bonds.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Fund determine that a commitment is no longer in the best interests of the Fund and its investors, the Fund reserves the right to revoke the commitment by terminating the sale of Fund shares in the state involved.


                            MANAGEMENT OF THE FUND

     Trustees and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Fund, as defined in the Act, is indicated by an asterisk.

Trustees of the Fund


GORDON J. DAVIS, Trustee. Since October 1994, senior partner with the law firm of LeBoeuf, Lamb, Greene & MacRae. From 1983 to September 1994, Mr. Davis was a senior partner with the law firm of Lord Day & Lord, Barrett Smith. From 1978 to 1983, he was Commissioner of Parks and Recreation for the City of New York. He is also a Director of Consolidated Edison, a utility company, and Phoenix Home Life Insurance Company and a member of various other corporate and not-for-profit boards of directors and trustees. He is 54 years old and his address is 241 Central Park West, New York, New York 10024.



*JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Fund's distributor. From August 1994 to December 31, 1994, he was a director of Mellon Bank Corporation. He is Chairman of the Board of Directors of the Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of the Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries Inc., a national distributor of security products, chemicals and automotive and other hardware, Simmons Outdoor Corporation and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.


*DAVID P. FELDMAN, Trustee.  Chairman and Chief Executive Officer of AT&T
     Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 55 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.



LYNN MARTIN, Trustee.  Holder of the Davee Chair at the J.L. Kellogg
     Graduate School of Management, Northwestern University. During the Spring Semester 1993, she was a Visiting Fellow at the Institute of Policy, Kennedy School of Government, Harvard University. Ms. Martin also is a consultant to the international accounting firm of Deloitte & Touche, and chairwoman of its Council on the Advancement of Women.
     From January 1991 through January 1993, Ms. Martin served as Secretary of the United States Department of Labor. From 1981 to 1991, she was United States Congresswoman for the State of Illinois. She is also a director of Harcourt General Corporation, a publishing, insurance and retailing company, Ameritech Corporation, a telecommunications and information company, and Ryder Systems Incorporated, a transportation company. She is 55 years old and her address is 3750 Lake Shore Drive, Chicago, Illinois 60613.

EUGENE McCARTHY, Trustee.  Writer and columnist; former Senator from
     Minnesota from 1958 to 1970. He is also a director of Harcourt Brace Jovanovich, Inc., publishers. He is 79 years old and his address is 271 Hawlin Road, Woodville, Virginia 22749.


DANIEL ROSE, Trustee.  President and Chief Executive Officer of Rose
     Associates, Inc., a New York based real estate development and management firm. In July 1994, Mr. Rose received a Presidential appointment to serve as a Director of the Baltic-American Enterprise Fund, which will make equity investments and loans and provide technical business assistance to new business concerns in the Baltic states. He is also chairman of the Housing Committee of The Real Estate Board of New York, Inc., and a trustee of Corporate Property Investors, a real estate investment company. He is 66 years old and his address is c/o Rose Associates, Inc., 380 Madison Avenue, New York, New York 10017.


SANDER VANOCUR, Trustee.  Since January 1994, Mr. Vanocur has served as
     Visiting Professional Scholar at the Freedom Forum First Amendment Center at Vanderbilt University. Since January 1992, Mr. Vanocur has been the President of Old Owl Communications, a full-service communications firm, and since November 1989, he has served as a Director of the Damon Runyon-Walter Winchell Cancer Research Fund. From June 1986 to December 1991, he was a Senior Correspondent of ABC News and, from October 1986 to December 1991, he was Anchor of the ABC News program "Business World," a weekly business program on the ABC television network. Mr. Vanocur joined ABC News in 1977. He is 67 years old and his address is 2928 P Street, N.W., Washington, D.C. 20007.

ANNE WEXLER, Trustee. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of American Cyanamid Company, Alumax, The Continental Corporation, Comcast Corporation, The New England Electric System, NOVA and a member of the board of the Carter Center of Emory University, the Council of Foreign Relations, the National Parks Foundation; Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 65 years old and her address is c/o The Wexler Group, 1317 F Street, Suite 600, N.W., Washington, D.C. 20004.


REX WILDER, Trustee. Financial Consultant. He is 75 years old and his address is 290 Riverside Drive, New York, New York 10025.



     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Trustees of the Fund who are not "interested persons" of the Fund, as defined in the Act, will be selected and nominated by the Trustees who are not "interested persons" of the Fund.


     Meetings of shareholders will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the outstanding shares of the Fund may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.


     The Fund typically pays its Trustees an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. For the fiscal year ended December 31, 1994, the aggregate amount of compensation paid to each Trustee by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) was as follows:




                                                                                               (5)
                                        (3)                                                   Total
                      (2)               Pension or                     (4)               Compensation from
     (1)              Aggregate         Retirement Benefits         Estimated Annual       Fund and Fund
Name of Board     Compensation from    Accrued as Part of           Benefits Upon          Complex Paid to
   Member             Fund*            Fund's Expenses              Retirement            Board Member
-------------     -------------------  ---------------------        ------------------   -------------------
Gordon J. Davis        $3,500              none                         none                 $ 29,602 (26)

Joseph S. DiMartino    $4,375**            none                         none                 $445,000** (94)

David P. Feldman       $3,500              none                         none                 $ 85,631 (28)

Lynn Martin            $3,250              none                         none                 $ 26,852 (12)

Eugene McCarthy        $3,500              none                         none                 $ 29,403 (12)

Daniel Rose            $3,500              none                         none                 $ 62,006 (22)

Sander Vanocur         $3,500              none                         none                 $ 62,006 (22)

Anne Wexler            $1,181              none                         none                 $ 26,329 (17)

Rex Wilder             $3,500              none                         none                 $ 29,403 (12)

-------------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $455 for all Trustees as a group.
**   Estimated amounts for the current fiscal year ending December 31, 1995.

Officers of the Fund




MARIE E. CONNOLLY, President and Treasurer.  President and Chief
Operating Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent company of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The Boston Company Advisors, Inc. She is 38 years old.


JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice President and
     General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an associate at Ropes & Gray. He is 31 years old.


ERIC B. FISCHMAN, Vice President and Assistant Secretary.  Associate General
     Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.


FREDERICK C. DEY, Vice President and Assistant Treasurer.  Senior Vice
     President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the High Performance Fabric Division of Springs Industries Inc. He is 33 years old.


JOSEPH S. TOWER, III, Assistant Treasurer. Senior Vice President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.


JOHN J. PYBURN, Assistant Treasurer. Assistant Treasurer of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.


RUTH D. LEIBERT, Assistant Secretary.  Assistant Vice President of the
     Distributor of an officer of other investment companies advised or administered by the Manager. From March 1992 to July 1994, she was a Compliance Officer for The Managers Funds, a registered investment company. From March 1990 until September 1991, she was Development Director of The Rockland Center for the Arts. She is 50 years old.


     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.



     The Fund's Trustees and officers, as a group, owned less than 1% of the Fund's voting securities outstanding on October 9, 1995.


                             MANAGEMENT AGREEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Management of the Fund."


     The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994 with the Fund, which is subject to annual approval by (i) the Fund's Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting such approval. The Agreement was approved by shareholders on August 3, 1994, and was last approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of any party to this Agreement, at a meeting held on November 7, 1994. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Trustees or by vote of the holders of a majority of the Fund's outstanding securities, or, on 90 days' notice, by the Manager. The Agreement will terminate automatically in the event of its assignment (as defined in the Act).



     The following persons are officers and/or directors of the Manager:
Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Robert E. Riley, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman-- Distribution and a director; Philip L. Toia, Vice Chairman--Operations and Administration and a director; Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President--Corporate Communications; Elie M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Henry D. Gottmann, Vice President--Retail Sales and Service; Mark N. Jacobs, Vice President--Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Katherine C. Wickham, Vice President--Human Resources; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene, Julian M. Smerling and David
B. Truman, directors.


     The Manager manages the Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund's Trustees. The Manager is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.
The Fund's portfolio managers are Garitt A. Kono and Gerald E. Thunelius. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for the Fund as well as for other funds advised by the Manager. All purchases and sales are reported for the Board of Trustees' review at the meeting subsequent to such transactions.

     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses.

     The Manager maintains office facilities on behalf of the Fund and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.


     As compensation for its services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of .60 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to investors.
For the fiscal years ended December 31, 1992, 1993 and 1994 the management fees payable to the Manager were $231,376, $317,545 and $285,899, respectively, which were reduced by $231,376, $317,545 and $285,899, respectively, as a result of undertakings by The Dreyfus Corporation. Thus, no management fees were paid by the Fund pursuant to such undertakings by the Manager for the fiscal years ended December 31, 1992, 1993 and 1994.


     The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund's net assets increases.


                           SHAREHOLDER SERVICES PLAN

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Shareholder Services Plan."

     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Trustees for their review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" (as defined in the Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Trustees cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan.

     For the fiscal year ended December 31, 1994, Dreyfus Service
Corporation waived receipt of $107,507 payable by the Fund pursuant to the Plan.


                            PURCHASE OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."


     The Distributor. The Distributor serves as the Fund's distributor pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain other financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


     Reopening an Account. An investor may reopen an account with a minimum investment of $10,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                           REDEMPTION OF FUND SHARES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Redeem Fund Shares."

     Check Redemption Privilege. An investor may indicate on the Account Application or by later written request that the Fund provide Redemption Checks ("Checks") drawn on the Fund's account. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Account Application or later written request must be manually signed by the registered owner(s). Checks may be made payable to the order of any person in an amount of $1,000 or more. When a Check is presented for payment to The Shareholder Services Group, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), the Transfer Agent, as the investor's agent, will cause the Fund to redeem a sufficient number of full and fractional shares in the investor's account to cover the amount of the Check and the $2.00 charge. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to the investor. Investors generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

     If the amount of the Check, plus any applicable charges, is greater than the value of the shares in an investor's account, the Check will be returned marked "insufficient funds." Checks should not be used to close an account.


     Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. An investor will be charged a $5.00 fee for each wire redemption from the Fund, which will be deducted from the investor's account and paid to the Transfer Agent. Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of a redemption request in proper form. Redemption proceeds ($5,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.


     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:
                                   Transfer Agent's
          Transmittal Code         Answer Back Sign
          ----------------         ---------------------
              144295                    144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."


     Share Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.
Written redemption requests must be signed by each investor, including each owner of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For further information with respect to signature-guarantees, investors may call one of the telephone numbers listed on the cover.

     Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any investor of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board of Trustees reserve the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                                FUND EXCHANGES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Fund Exchanges."

     Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

     A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

     To accomplish an exchange under item D above, investors must notify the Transfer Agent of their prior ownership of fund shares and their account number.


     To request an exchange, an investor must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange. Investors will be charged a $5.00 fee for each exchange made out of the Fund, which will be deducted from the investor's account and paid to the Transfer Agent.


     To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and Simplified Employee Pension Plans ("SEP-IRAs") with only one participant, the minimum initial investment is $750.
To exchange shares held in Corporate Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.


     The Fund Exchanges service is available to shareholders resident in any state in which shares of the fund being acquired may legally be sold.
Shares may be exchanged only between accounts having identical names and other identifying designations.


     Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Fund reserves the right to reject any exchange request in whole or in part. The availability of the Fund Exchanges service may be modified or terminated at any time upon notice to shareholders.


                       DETERMINATION OF NET ASSET VALUE

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How to Buy Fund Shares."

     Valuation of Portfolio Securities. The Fund's investments are valued each business day using available market quotations or at fair value as determined by one or more independent pricing services (collectively, the "Service") approved by the Board of Trustees. The Service may use available market quotations, employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed by the officers of the Fund under the general supervision of the Board of Trustees. Expenses and fees, including the management fees (reduced by the expense limitation, if any), are accrued daily and are taken into account for the purpose of determining the net asset value of Fund shares.

     New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                            PERFORMANCE INFORMATION

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Performance
Information."


     The Fund's current yield for the 30-day period ended June 30, 1995 was 6.93%, which reflects the absorption of expenses pursuant to expense limitations in effect. See "Management of the Fund" in the Prospectus. Had expenses not been absorbed, the Fund's yield for the same period would have been 6.03%. Current yield is computed pursuant to a formula which operates as follows: the amount of the Fund's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with regulatory requirements) by the Fund during the period. That result is then divided by the product of:
(a) the average daily number of shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.


     The Fund's average annual total return for the 1, 5 and 7.904 year periods ended June 30, 1995 was 11.17%, 8.50% and 8.76%, respectively. The Fund's average annual total return for the 3.855 year period beginning with the effectiveness of the Fund's current investment objective, fundamental investment policies and investment restrictions on August 23, 1991 and ending June 30, 1995 was 8.58%. The Fund's average annual total return figures referenced above reflect the absorption of certain expenses. Had these expenses not been absorbed, average annual total return would have been lower. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.


     Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. The Fund's total return for the period from August 5, 1987 to June 30, 1995, and the period August 23, 1991 to June 30, 1995, was 94.20% and 37.34%, respectively. The Fund's total return figures referenced above reflect the absorption of certain expenses. Had these expenses not been absorbed, total return would have been lower.


     Because of the Fund's organizational structure and its investment policies, as of the date hereof, the Fund has the ability to seek higher yields than those generally available from other GNMA funds. From time to time, advertising materials for the Fund may include this information. Advertising materials for the Fund, from time to time, also may include comparisons to FDIC-insured bank investments, such as certificates of deposit.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Dividends, Distributions and Taxes."


     Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1994 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, the Fund pays no Federal income tax on net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


     Any dividend or distribution declared and paid shortly after an investor's purchase may have the effect of reducing the net asset value of his shares below the cost of his investment. Such a distribution would be a return on investment in an economic sense although taxable as stated above. In addition, the Code provides that if a shareholder has not held his shares for more than six months and has received a capital gains dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Code. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258 of the Code. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

     Under Section 1256 of the Code, any gain or loss the Fund realizes from certain futures and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such futures contracts and options as well as from closing transactions. In addition, any such futures contracts or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving certain futures contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.
     If the Fund were treated as entering into "straddles" by reason of its futures or options transactions, such "straddles" would be characterized as "mixed straddles" if the futures or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to the Fund may differ. If no election is made to the extent the "straddle" rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gain may be treated as short-term capital gain or ordinary income.

     Investment by the Fund in securities issued at a discount or providing for deferred interest or for payment of interest in the form of additional obligations could cause the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue as income each year a portion of the discount (or deemed discount) at which such securities were issued. A portion of such income would be allocable to an investor even though no corresponding distribution were made to the investor, thus causing the investor's income to exceed distributions to him.


                            PORTFOLIO TRANSACTIONS

     Portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from whom it appears that the best price or execution will be obtained. Usually no brokerage commissions, as such, are paid by the Fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price. No brokerage commissions have been paid by the Fund to date.

     Transactions are allocated to various dealers by the Fund's portfolio managers in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis with the views and information of other securities firms.

     Research services furnished by brokers through which the Fund effects securities transactions may be used by the Manager in advising other funds it advises and, conversely, research services furnished to the Manager by brokers in connection with other funds the Manager advises may be used by the Manager in advising the Fund. Although it is not possible to place a dollar value on these services, it is the opinion of the Manager that the receipt and study of such services from brokers should not reduce the overall expenses of its research department.


     The use of investment techniques such as forward roll transactions, leverage through borrowing, short-selling and engaging in financial futures and options transactions may produce higher than normal portfolio turnover. Portfolio turnover may vary from year to year, as well as within a year. During the fiscal year 1994, the use of forward roll transactions and the sale of large amounts of unsettled securities bought to take advantage of favorable short-term market fluctuations caused a significant increase in the Fund's portfolio turnover rate. The Fund's portfolio turnover rate increased from 34.02% for the fiscal year ended December 31, 1993 to 290.20% for the fiscal year ended December 31, 1994.



                          INFORMATION ABOUT THE FUND

     The following information supplements and should be read in conjunction with the section in the fund's Prospectus entitled "General Information."

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

     The Fund sends annual and semi-annual financial statements to all its shareholders.


     Effective November 1, 1995, the Fund changed its name from Dreyfus Investors GNMA Fund to Dreyfus BASIC GNMA Fund. On August 23, 1991, the Fund had changed its name from Dreyfus Foreign Investors GNMA Fund, L.P. to Dreyfus Investors GNMA Fund, L.P. Effective January 1, 1994, the Fund began operating as a Massachusetts business trust.


     Effective August 23, 1991, the Fund changed its investment objective from that of providing investors with as high a level of current income, free of U.S. Federal income tax and U.S. tax withholding requirements for qualifying foreign investors, as is consistent with the preservation of capital to its current investment objective, and changed certain of its fundamental policies and investment restrictions to permit the Fund to invest at least 65% of its assets in GNMA Certificates, invest in other mortgage-related securities, engage in options and futures transactions, borrow and pledge its assets for investment and temporary or emergency purposes, enter into repurchase agreements and invest in illiquid securities.


              CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,
                       COUNSEL AND INDEPENDENT AUDITORS

     The Bank of New York, 90 Washington Street, New York, New York 10286, acts as custodian of the Fund's investments. The Shareholder Services Group, Inc., a subsidiary of First Data Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, acts as transfer and dividend disbursing agent. Neither The Bank of New York nor The Shareholder Services Group, Inc. has any part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

     Stroock & Stroock & Lavan, 7 Hanover Square, New York, New York 10004-2696, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

     Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, independent auditors, have been selected as auditors of the Fund.
the Prospectus and elsewhere in this report.


DREYFUS INVESTORS GNMA FUND
STATEMENT OF INVESTMENTS                                     DECEMBER 31, 1994
                                                                                           PRINCIPAL
BONDS AND NOTES--92.5%                                                                       AMOUNT          VALUE
                                                                                         -----------    -------------
MORTGAGE-BACKED CERTIFICATES--73.5%
Government National Mortgage Association I:
    7 1/2%, 2/15/2022-8/15/2024.............................................              $  4,976,514    $  4,626,566
    8%, 8/15/2006-7/15/2024.................................................                 7,376,515       7,130,631
    8 1/2%, 7/15/2017-12/15/2024............................................                 7,623,571       7,506,777
    9% (a)..................................................................                 1,000,000       1,010,930
    9%, 12/15/2009-6/15/2018................................................                 2,960,637       2,994,850
    9 1/4%, 10/15/2023......................................................                   970,029         966,081
    9 1/2%, 1/15/2017-8/15/2020.............................................                   260,720         269,519
                                                                                                           -----------
                                                                                                            24,505,354
                                                                                                           -----------
Government National Mortgage Association II:
    9%, 3/20/2016-9/20/2021.................................................                   313,112         312,229
    9 1/2%, 9/20/2021-12/20/2021............................................                   532,670         542,322
                                                                                                           -----------
                                                                                                               854,551
                                                                                                           -----------
Federal Home Loan Mortgage Corp.,
    Real Estate Mortgage Investment Conduit:
    Ser. 77, Cl. F,
      8 1/2%, 6/15/2017.....................................................                   200,000         198,448
    Ser. 86, Cl. F,
      9%, 10/15/2020........................................................                   300,000         300,030
    Ser.128, Cl. H,
      8 3/4%, 9/15/2019.....................................................                 1,000,000         993,880
    Ser.1030, Cl. E,
      9%, 3/15/2019.........................................................                 1,000,000       1,004,670
    Ser.1092, Cl. J,
      8 1/2%, 5/15/2020.....................................................                 1,000,000         979,450
    Ser.1395, Cl. C,
      6%, 11/15/2018........................................................                 2,000,000       1,880,260
    Ser.1455, Cl. K,
      7%, 6/15/2020.........................................................                 1,500,000       1,391,265
                                                                                                            -----------
                                                                                                             6,748,003
                                                                                                            -----------
Federal National Mortgage Association,
    Real Estate Mortgage Investment Conduit;
    Cl. G27-E,
    8 1/2%, 2/25/2018.......................................................                   910,115         895,090
                                                                                                           -----------
TOTAL MORTGAGE-BACKED CERTIFICATES..........................................                                33,002,998
                                                                                                           ===========
U.S. TREASURY BONDS--8.9%
    8%, 11/15/2021..........................................................                 4,000,000       4,016,876
                                                                                                           ===========
U.S. TREASURY NOTES--10.1%
    4 5/8%, 2/15/1996.......................................................                   600,000         582,281
    7 1/4%, 11/30/1996......................................................                 4,000,000       3,969,376
                                                                                                           -----------
TOTAL U.S. TREASURY NOTES...................................................                                 4,551,657
                                                                                                           ===========
TOTAL BONDS AND NOTES
    (cost $42,490,318)......................................................                               $41,571,531
                                                                                                           ===========




DREYFUS INVESTORS GNMA FUND
STATEMENT OF INVESTMENTS (CONTINUED)                         DECEMBER 31, 1994
                                                                                          PRINCIPAL
SHORT-TERM INVESTMENTS--8.7%                                                                 AMOUNT           VALUE
                                                                                         -------------    -------------
REPURCHASE AGREEMENT;
Daiwa Securities America Inc., 5 1/4%
    Dated 12/30/1994, Due 1/3/1995 in the amount of $3,932,293 (fully collateralized by $4,070,000 U.S. Treasury Bills, due 5/18/1995, value $3,976,759) (b)
    (cost $3,930,000).......................................................            $  3,930,000      $  3,930,000
                                                                                                          ============
TOTAL INVESTMENTS
    (cost $46,420,318)......................................................                    101.2%     $45,501,531
                                                                                                 ====     ===========
LIABILITIES, LESS CASH AND RECEIVABLES......................................                    (1.2%)       $(564,332)
                                                                                                 ====     ===========
NET ASSETS  ...........................................................                          100.0%    $44,937,199
                                                                                                 ====     ===========
NOTES TO STATEMENT OF INVESTMENTS:
    (a)  Purchased on a when-issued basis.
    (b)  Held by the custodian in a segregated account for when-issued securities purchased.





See notes to financial statements.


DREYFUS INVESTORS GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                         DECEMBER 31, 1994
ASSETS:
    Investments in securities, at value--Note 1(b)
      (cost $46,420,318)--see statement.....................................                               $45,501,531
    Cash....................................................................                                   392,428
    Interest receivable.....................................................                                   311,424
    Prepaid expenses........................................................                                    12,479
    Due from The Dreyfus Corporation........................................                                   387,034
                                                                                                          -------------
                                                                                                            46,604,896
LIABILITIES:
    Payable for investment securities purchased.............................                $1,374,339
    Payable for shares of Beneficial Interest redeemed......................                   148,815
    Accrued expenses........................................................                   144,543       1,667,697
                                                                                          --------------    -----------
NET ASSETS  ................................................................                               $44,937,199
                                                                                                          ============
REPRESENTED BY:
    Paid-in capital.........................................................                               $47,814,293
    Accumulated undistributed investment income_net.........................                                     8,952
    Accumulated net realized (loss) on investments..........................                                (1,967,259)
    Accumulated net unrealized (depreciation) on investments_Note 4.........                                  (918,787)
                                                                                                          -------------
NET ASSETS at value applicable to 3,174,555 shares outstanding
    (unlimited number of $.001 par value shares of
    Beneficial Interest authorized).........................................                               $44,937,199
                                                                                                           ============
NET ASSET VALUE, offering and redemption price per share
    ($44,937,199 / 3,174,555 shares)........................................                                    $14.16
                                                                                                                ======
STATEMENT OF OPERATIONS                       YEAR ENDED    DECEMBER 31, 1994
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                $3,530,067
    EXPENSES:
      Management fee--Note 3(a).............................................              $    285,899
      Shareholder servicing costs_Note 3(b).................................                   183,183
      Registration fees.....................................................                    41,653
      Auditing fees.........................................................                    37,315
      Prospectus and shareholders' reports..................................                    27,909
      Trustees' fees and expenses_Note 3(c).................................                    27,293
      Custodian fees........................................................                    21,116
      Legal fees............................................................                    14,409
      Miscellaneous.........................................................                    71,714
                                                                                         -------------
                                                                                               710,491
      Less_expense reimbursement from Manager due to
          undertakings_Note 3(a)............................................                   679,933
                                                                                         -------------
            TOTAL EXPENSES..................................................                                    30,558
                                                                                                           ------------
            INVESTMENT INCOME--NET..........................................                                 3,499,509
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments--Note 4..............................               $(1,967,259)
    Net unrealized (depreciation) on investments............................                (2,115,432)
                                                                                         -------------
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                (4,082,691)
                                                                                                           ------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                               $  (583,182)
                                                                                                           ============
See notes to financial statements.
DREYFUS INVESTORS GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                        YEAR ENDED DECEMBER 31,
                                                                                     -------------------------------
                                                                                              1993            1994
                                                                                         -------------    -----------
OPERATIONS:
    Investment income--net..................................................              $  3,785,367    $  3,499,509
    Net realized (loss) on investments......................................                   (60,023)     (1,967,259)
    Net unrealized appreciation (depreciation) on investments for the year..                   574,560      (2,115,432)
                                                                                         -------------     -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......                 4,299,904        (583,182)
                                                                                         -------------     -----------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income--net..................................................                (3,785,367)     (3,490,557)
                                                                                          -------------    -----------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................                33,607,000      18,193,639
    Dividends reinvested....................................................                 2,722,292       2,338,409
    Cost of shares redeemed.................................................               (27,899,871)    (25,744,866)
                                                                                         -------------    -----------
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS                8,429,421      (5,212,818)
                                                                                         -------------    -----------
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................                 8,943,958      (9,286,557)
NET ASSETS:
    Beginning of year.......................................................                45,279,798      54,223,756
                                                                                         -------------    -----------
    End of year (including undistributed investment income_net;
      $8,952 in 1994).......................................................               $54,223,756     $44,937,199
                                                                                           ===========    ===========

                                                                                             SHARES          SHARES
                                                                                         -------------    -----------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................                 2,165,927       1,237,307
    Shares issued for dividends reinvested..................................                   175,569         159,653
    Shares redeemed.........................................................                (1,798,971)     (1,744,696)
                                                                                         -------------     -----------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................                   542,525        (347,736)
                                                                                           ===========      ===========




See notes to financial statements.



DREYFUS INVESTORS GNMA FUND
FINANCIAL HIGHLIGHTS
        Reference is made to page 4 of the Fund's Prospectus dated November 1, 1995.
See notes to financial statements.

DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:
        The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Dreyfus Service Corporation, until August 24, 1994, acted as the exclusive distributor of the Fund's shares, which are sold to the public without a sales charge. Dreyfus Service Corporation is a wholly-owned subsidiary of The Dreyfus Corporation ("Manager"). Effective August 24, 1994, the Manager became a direct subsidiary of Mellon Bank, N.A.
        On August 24, 1994, Premier Mutual Fund Services, Inc. (the "Distributor") was engaged as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of Institutional Administration Services, Inc., a provider of mutual fund administration services, the parent company of which is Boston Institutional Group, Inc.
        Effective January 1, 1994, the Fund was reorganized as a Massachusetts business trust under the name of Dreyfus Investors GNMA Fund.
        (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments, which constitute a majority of the portfolio securities, are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
        (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
        The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
        (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
        Prior to January 1, 1994 the Fund was a limited partnership and was not required to distribute realized capital gains to avoid Federal income and excise taxes. Prior years' gains and losses had been allocated to shareholders and not paid, in accordance with the limited partnership structure. This resulted in a difference between financial reporting purposes versus Federal Income tax purposes, with respect to the treatment of such allocated gains and losses. The Fund has therefore reclassified $100,016 from accumulated net realized loss on investments to paid-in-capital. This amount represented the cumulative effect of such differences. Results of operations and net assets were not effected by this reclassification.
        (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
        The Fund has an unused capital loss carryover of approximately of $1,040,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to December 31, 1994. The carryover does not include net realized securities losses from November 1, 1994 through December 31, 1994 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2--BANK LINE OF CREDIT:
        In accordance with an agreement with a bank, the Fund may borrow up to the lesser of 25 percent of its net assets or $5,000,000 under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
        There were no borrowings during the year ended December 31, 1994.
NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
        (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limi tation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 21/2% of the first $30 million, 2% of the next $70 million and 11/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from January 1, 1994 through March 31, 1995, or until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level, to waive receipt of the management fee payable to it by the Fund. In addition, during the year ended December 31, 1994, the Manager voluntarily assumed all or part of the remainin g expenses of the Fund. The expense reimbursement pursuant to the undertakings amounted to $679,933 for the year ended December 31, 1994.
        The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
        (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses the Dreyfus Service Corporation an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average
DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the year ended December 31, 1994, the Fund was charged an aggregate of $107,507 pursuant to the Shareholder Services Plan.
        (C) Prior to August 24, 1994, certain officers and trustees of the Fund were "affiliated persons," as defined in the Act, of the Manager and/or Dreyfus Service Corporation. Each trustee who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $250 per meeting.
NOTE 4--SECURITIES TRANSACTIONS:
        The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the year ended December 31, 1994, amounted to $122,867,054 and $127,276,240, respectively.
        At December 31, 1994, accumulated net unrealized depreciation on investments was $918,787, consisting of $17,869 gross unrealized appreciation and $936,656 gross unrealized depreciation.
        At December 31, 1994, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
DREYFUS INVESTORS GNMA FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS INVESTORS GNMA FUND
        We have audited the accompanying statement of assets and liabilities of Dreyfus Investors GNMA Fund, including the statement of investments, as of December 31, 1994, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investors GNMA Fund at December 31, 1994, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

(logo signature)
New York, New York
February 10, 1995
(Dreyfus Logo)



DREYFUS INVESTORS GNMA FUND
STATEMENT OF INVESTMENTS                                                                              JUNE 30, 1995 (UNAUDITED)
                                                                                                        PRINCIPAL
BONDS AND NOTES-92.8%                                                                                   AMOUNT          VALUE
                                                                                                 ----------------  ---------------
MORTGAGE-BACKED CERTIFICATES-76.1%
Government National Mortgage Association I:
    7%, 11/15/2022-7/15/2024................................................                        $  5,944,963     $  5,859,475
    7 1/2%, 9/15/2021-6/15/2025.............................................                           8,864,243        8,927,889
    8%, 6/15/2017-11/15/2024................................................                           3,597,712        3,688,770
    8 1/2%, 8/15/2018-2/15/2025.............................................                           3,470,732        3,608,451
    9%, 12/15/2009-11/15/2022...............................................                           4,674,684        4,914,539
    9 1/4%, 10/15/2023......................................................                             966,745          998,463
    9 1/2%, 1/15/2017-12/15/2021............................................                           1,382,180        1,467,266
                                                                                                                   ---------------
                                                                                                                       29,464,853
                                                                                                                   ---------------
Government National Mortgage Association II:
    9%, 3/20/2016-9/20/2021.................................................                             287,976          299,944
    9 1/2%, 9/20/2021-12/20/2021............................................                             490,024          515,290
                                                                                                                   ---------------
                                                                                                                          815,234
                                                                                                                   ---------------
Federal Home Loan Mortgage Corp.,
    Real Estate Mortgage Investment Conduit:
    Ser.77, Cl. F,
      8 1/2%, 6/15/2017.....................................................                             200,000          202,974
    Ser.86, Cl. F,
      9%, 10/15/2020........................................................                             300,000          331,170
    Ser.128, Cl. H,
      8 3/4%, 9/15/2019.....................................................                           1,000,000        1,028,560
    Ser.1030, Cl. E,
      9%, 3/15/2019.........................................................                           1,000,000        1,040,010
    Ser.1092, Cl. J,
      8 1/2%, 5/15/2020.....................................................                           1,000,000        1,053,390
    Ser.1395, Cl. C,
      6%, 11/15/2018........................................................                           1,948,083        1,914,264
    Ser.1455, Cl. K,
      7%, 6/15/2020.........................................................                           1,500,000        1,477,875
                                                                                                                   ---------------
                                                                                                                        7,048,243
                                                                                                                   ---------------
Federal National Mortgage Association,
    Real Estate Mortgage Investment Conduit;
    Cl. G27-E,
    8 1/2%, 2/25/2018.......................................................                             767,749          773,185
                                                                                                                   ---------------
TOTAL MORTGAGE-BACKED CERTIFICATES..........................................                                           38,101,515
                                                                                                                   ===============
U.S. TREASURY BONDS-11.2%
    8 3/4%, 5/15/2020.......................................................                           4,500,000        5,585,625
                                                                                                                   ===============


DREYFUS INVESTORS GNMA FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                   JUNE 30, 1995 (UNAUDITED)
                                                                                                        PRINCIPAL
BONDS AND NOTES (CONTINUED)                                                                             AMOUNT          VALUE
                                                                                                    ------------------------------
U.S. TREASURY NOTES-5.5%

    4 5/8%, 2/15/1996.......................................................                       $     600,000     $    595,969
    7 1/2%, 2/15/2005.......................................................                           2,000,000        2,178,438
                                                                                                                   ---------------
TOTAL U.S. TREASURY NOTES...................................................                                            2,774,407
                                                                                                                   ===============
TOTAL BONDS AND NOTES
    (cost $45,635,826)......................................................                                          $46,461,547
                                                                                                                   ===============
SHORT-TERM INVESTMENTS-8.6%
Repurchase Agreement;
Lanston (Aubrey G.) & Co., Inc., 6.10%
    Dated 6/30/1995, Due 7/3/1995 in the amount of $4,302,186 (fully collateralized
    by $4,470,000 U.S. Treasury Bills, due 12/14/1995, value $4,358,079)
    (cost $4,300,000).......................................................                        $  4,300,000     $  4,300,000
                                                                                                                   ===============
TOTAL INVESTMENTS
    (cost $49,935,826)......................................................                               101.4%     $50,761,547
                                                                                                   ==============  ===============
LIABILITIES, LESS CASH AND RECEIVABLES......................................                                (1.4%)    $  (682,582)
                                                                                                   ==============  ===============
NET ASSETS..................................................................                               100.0%     $50,078,965
                                                                                                   ==============  ===============


See notes to financial statements.





DREYFUS INVESTORS GNMA FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                    JUNE 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value-Note 1(b)
      (cost $49,935,826)-see statement......................................                                          $50,761,547
    Interest receivable.....................................................                                              371,044
    Receivable for shares of Beneficial Interest subscribed.................                                               71,140
    Prepaid expenses........................................................                                               22,212
                                                                                                                   ---------------
                                                                                                                       51,225,943
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                          $  56,253
    Due to Custodian........................................................                             57,951
    Payable for investment securities purchased.............................                            948,670
    Payable for shares of Beneficial Interest redeemed......................                             16,471
    Accrued expenses........................................................                             67,633         1,146,978
                                                                                                   --------------  ---------------
NET ASSETS..................................................................                                          $50,078,965
                                                                                                                   ===============
REPRESENTED BY:
    Paid-in capital.........................................................                                          $50,141,979
    Accumulated net realized (loss) on investments..........................                                             (888,735)
    Accumulated net unrealized appreciation on investments-Note 4...........                                              825,721
                                                                                                                   ---------------
NET ASSETS at value applicable to 3,330,690 outstanding shares of
    Beneficial Interest, equivalent to $15.04 per share
    (unlimited number of $.001 par value shares authorized).................                                          $50,078,965
                                                                                                                   ===============


See notes to financial statements.





DREYFUS INVESTORS GNMA FUND
STATEMENT OF OPERATIONS                                                                SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                           $1,785,371
    EXPENSES:
      Management fee-Note 3(a)..............................................                        $   138,833
      Shareholder servicing costs-Note 3(b).................................                             87,274
      Registration fees.....................................................                             20,108
      Trustees' fees and expenses-Note 3(c).................................                             16,664
      Auditing fees.........................................................                             15,675
      Custodian fees........................................................                             13,012
      Legal fees............................................................                              6,055
      Prospectus and shareholders' reports..................................                              5,263
      Miscellaneous.........................................................                              4,055
                                                                                                 ----------------
                                                                                                        306,939
      Less-expense reimbursement from Manager due to
          undertakings-Note 3(a)............................................                            229,087
                                                                                                 ----------------
            TOTAL EXPENSES..................................................                                               77,852
                                                                                                                   ---------------
            INVESTMENT INCOME-NET...........................................                                            1,707,519
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments-Note 4.................................                         $1,078,524
    Net unrealized appreciation on investments..............................                          1,744,508
                                                                                                 ----------------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                            2,823,032
                                                                                                                   ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                           $4,530,551
                                                                                                                   ===============


See notes to financial statements.



DREYFUS INVESTORS GNMA FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           YEAR ENDED             SIX MONTHS ENDED
                                                                                           DECEMBER 31,             JUNE 30, 1995
                                                                                              1994                   (UNAUDITED)
                                                                                        ---------------        -------------------
OPERATIONS:
    Investment income-net..................................................             $   3,499,509              $   1,707,519
    Net realized gain (loss) on investments................................                (1,967,259)                 1,078,524
    Net unrealized appreciation (depreciation) on investments for the period               (2,115,432)                 1,744,508
                                                                                        ---------------        -------------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......                  (583,182)                 4,530,551
                                                                                        ---------------        -------------------
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net..................................................                (3,490,557)                (1,716,471)
                                                                                        ---------------        -------------------
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold..........................................                18,193,639                  9,969,567
    Dividends reinvested...................................................                 2,338,409                  1,131,092
    Cost of shares redeemed................................................               (25,744,866)                (8,772,973)
                                                                                        ---------------        -------------------
      INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS              (5,212,818)                 2,327,686
                                                                                        ---------------        -------------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS..........................                (9,286,557)                 5,141,766
NET ASSETS:
    Beginning of period....................................................                54,223,756                 44,937,199
                                                                                        ---------------        -------------------
    End of period (including undistributed investment income-net;
      $8,952 in 1994)......................................................              $ 44,937,199               $ 50,078,965
                                                                                        ===============        ===================


                                                                                            SHARES                    SHARES
                                                                                       -----------------       -------------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold............................................................                 1,237,307                    678,930
    Shares issued for dividends reinvested.................................                   159,653                     77,060
    Shares redeemed........................................................                (1,744,696)                  (599,855)
                                                                                       -----------------       -------------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING........................                  (347,736)                   156,135
                                                                                       =================       ===================

See independent accountants' review report and notes to financial statements.



DREYFUS INVESTORS GNMA FUND
FINANCIAL HIGHLIGHTS
Reference is made to page 4 of the Fund's Prospectus dated November 1, 1995.

See notes to financial statements.


DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales charge. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: The Fund's investments (excluding short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Fund's Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments, which constitute a majority of the portfolio securities, are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments are carried at amortized cost, which approximates value.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.
    The Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Fund's Manager, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $1,040,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1994. The carryover does not include net realized securities losses from November 1, 1994 through December 31, 1994 which are treated, for Federal income tax purposes, as arising in fiscal 1995. If not applied, the carryover expires in fiscal 2002.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to the lesser of 25 percent of its net assets or $5,000,000 under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time.
    There were no borrowings during the six months ended June 30, 1995.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the average daily value of the Fund's net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (exclusive of certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from January 1, 1995 through March 31, 1995, to waive receipt of the management fee payable to it by the Fund, and thereafter through July 31, 1995 to reduce the management fee paid by, or reimburse such excess expense of the Fund, to the extent that the Fund's aggregate expenses (excluding certain expenses as described above) exceeded specified annual percentages of the Funds' average daily net assets. The Manager has currently undertaken through December 31, 1995, or until such time as the net assets of the Fund exceed $100 million, regardless of whether they remain at that level, to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (excluding certain expenses as described above) exceed an annual rate of .65 of 1% of the average daily value of the Fund's net assets. In addition, during the six months ended June 30, 1995, the Manager voluntarily assumed all or part of the remaining expenses of the Fund. The expense reimbursement, pursuant to the undertakings, amounted to $229,087 for the six months ended June 30, 1995.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses the Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25
DREYFUS INVESTORS GNMA FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the six months ended June 30, 1995, the Fund was charged an aggregate of $64,000 pursuant to the Shareholder Services Plan.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the six months ended June 30, 1995, amounted to $79,944,508 and $77,867,307, respectively.
    At June 30, 1995, accumulated net unrealized appreciation on investments was $825,721, consisting of $904,678 gross unrealized appreciation and $78,957 gross unrealized depreciation.
    At June 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).




                         DREYFUS BASIC GNMA FUND
                    (FORMERLY, DREYFUS INVESTORS GNMA FUND)


                          PART C. OTHER INFORMATION
                           _________________________

Item 24.  Financial Statements and Exhibits. - List
_______   _________________________________________

     (a)  Financial Statements:

               Included in Part A of the Registration Statement

               Condensed Financial Information for the period from August 5, 1987 (commencement of operations) to December 31, 1987 and for each of the seven years in the period ended December 31, 1994 and for the six months ended June 30, 1995 (Unaudited).

               Included in Part B of the Registration Statement:

                    Statement of Investments--December 31, 1994

                    Statement of Assets and Liabilities--December 31, 1994

                    Statement of Operations--year ended December 31, 1994

                    Statement of Changes in Net Assets--for each of the years ended December 31, 1993 and 1994

                    Notes to Financial Statements

                    Report of Ernst & Young LLP, Independent Auditors, dated February 10, 1995

                    Statement of Investments--June 30, 1995 (Unaudited)

                    Statement of Assets and Liabilities--June 30, 1995
                    (Unaudited)

                    Statement of Operations--June 30, 1995 (Unaudited)


                    Statement of Changes in Net Assets--for the year ended December 31, 1994 and for the six months ended June 30, 1995 (Unaudited)



                    Notes to Financial Statements (Unaudited)



All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.
 Item 24.  Financial Statements and Exhibits. - List (continued)
_______        _____________________________________________________

  (b)          Exhibits:

  (1)(a) Registrant's Agreement and Declaration of Trust is incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 1, 1993.


  (1)(b) Articles of Amendment is incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on August 24, 1995.


  (2) Registrant's By-Laws, as amended, are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 1, 1993.


  (5)          Management Agreement.


  (6)          Distribution Agreement.



  (8) Amended and Restated Custody Agreement is incorporated by reference to Exhibit (8)(a) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 1, 1993.


  (9)          Shareholder Services Plan.



  (10) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on December 30, 1993.

  (11)         Consent of Independent Auditors.

  (16) Schedules of Computation of Performance Data is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on December 30, 1993.
 Item 24.  Financial Statements and Exhibits. - List (continued)
_______   _____________________________________________________

          Other Exhibits
          ______________

               (a) Powers of Attorney of the Trustees and Officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 24, 1995.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 24, 1995.


Item 25.  Persons Controlled by or under Common Control with Registrant.
_______   ______________________________________________________________

          Not Applicable

Item 26.  Number of Holders of Securities.
_______   ________________________________

            (1)                                        (2)


                                             Number of Record
          Title of Class                     Holders as of October 9, 1995
          ______________                ______________________________

          Beneficial Interest                     2,612
          (Par value $.001)


Item 27.  Indemnification
_______   _______________

          The Statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any trustee, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 4 of Part II of Pre-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on November 1, 1993.

          The Distribution Agreement is incorporated by Reference to Exhibit (6) of Post-Effective Amendment No. 17 to the
          Registration Statement on Form N-1A, filed on February 24, 1995.
 Item 28.  Business and Other Connections of Investment Adviser.
_______   ____________________________________________________

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator. Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Item 28.  Business and Other Connections of Investment Adviser (continued)
________  ________________________________________________________________

          Officers and Directors of Investment Adviser
          ____________________________________________


Name and Position
with Dreyfus                  Other Businesses
_________________             ________________

MANDELL L. BERMAN             Real estate consultant and private investor
Director                           29100 Northwestern Highway, Suite 370
                                   Southfield, Michigan 48034;
                              Past Chairman of the Board of Trustees of Skillman Foundation.
                              Member of The Board of Vintners Intl.

FRANK V. CAHOUET              Chairman of the Board, President and
Director                      Chief Executive Officer:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Avery Dennison Corporation
                                   150 North Orange Grove Boulevard
                                   Pasadena, California 91103;
                                   Saint-Gobain Corporation
                                   750 East Swedesford Road
                                   Valley Forge, Pennsylvania 19482;
                                   Teledyne, Inc.
                                   1901 Avenue of the Stars
                                   Los Angeles, California 90067

ALVIN E. FRIEDMAN             Senior Adviser to Dillon, Read & Co. Inc.
Director                           535 Madison Avenue
                                   New York, New York 10022;
                                   Director and member of the Executive
                                   Committee of Avnet, Inc.**

LAWRENCE M. GREENE            Director:
Director                           Dreyfus America Fund

JULIAN M. SMERLING            None
Director

DAVID B. TRUMAN               Educational consultant;
Director                      Past President of the Russell Sage Foundation
                                   230 Park Avenue
                                   New York, New York 10017;
                              Past President of Mount Holyoke College
                                   South Hadley, Massachusetts 01075;


DAVID B. TRUMAN               Former Director:
(cont'd) Student Loan Marketing Association 1055 Thomas Jefferson Street, N.W. Washington, D.C. 20006;
                              Former Trustee:
                                   College Retirement Equities Fund
                                   730 Third Avenue
                                   New York, New York 10017

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board and          Dreyfus Acquisition Corporation*;
Chief Executive Officer            The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Service Corporation*;
                              Chairman of the Board and Chief Executive
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Avnet, Inc.**;
                                   Dreyfus America Fund++++;
                                   The Dreyfus Fund International
                                   Limited+++++;
                                   World Balanced Fund+++;
                                   Dreyfus Partnership Management,
                                        Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                              Trustee:
                                   Corporate Property Investors
                                   New York, New York

W. KEITH SMITH                Chairman and Chief Executive Officer:
Vice Chairman of the Board         The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts 02108
                              Vice Chairman of the Board:
                                   Mellon Bank Corporation
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258
                              Director:
                                   Dentsply International, Inc.
                                   570 West College Avenue
                                   York, Pennsylvania 17405

ROBERT E. RILEY               Director:
President, Chief                   Dreyfus Service Corporation*;
Operating Officer,            Former Executive Vice President:
and a Director                     Prudential Investment Corporation
                                   751 Board Street
                                   Newark, New Jersey 07102

STEPHEN E. CANTER             Former Chairman and Chief Executive Officer:
Vice Chairman and                  Kleinwort Benson Investment Management
Chief Investment Officer,               Americas Inc.*
and a Director                Director:
                                   The Dreyfus Trust Company++

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman-Distribution    Executive Officer:
and a Director                     The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109
                              Executive Vice President and Director:
                                   Dreyfus Service Organization, Inc.***;
                              Director:
                                   The Dreyfus Consumer Credit Corporation*;
                                   The Dreyfus Trust Company++;
                                   Dreyfus Service Corporation*;
                              President:
                                   The Boston Company
                                   One Boston Place
                                   Boston, Massachusetts  02108;
                                   Laurel Capital Advisors
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Group Holdings, Inc.
                              Executive Vice President:
                                   Mellon Bank, N.A.
                                   One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258;
                                   Boston Safe Deposit & Trust
                                   One Boston Place
                                   Boston, Massachusetts 02108

PHILIP L. TOIA                Chairman of the Board and Trust Investment
Vice Chairman-Operations      Officer:
and Administration                 The Dreyfus Trust Company++;
and a Director                Chairman of the Board and Chief Operating
                              Officer:
                                   Major Trading Corporation*;
                              Director:
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Corporation*;
                                   Seven Six Seven Agency, Inc.*;
                              President and Director:
                                   Dreyfus Acquisition Corporation*;
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus-Lincoln, Inc.*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Personal Management, Inc.*;
                                   Dreyfus Partnership Management, Inc.+;
                                   Dreyfus Service Organization, Inc.***;
                                   The Truepenny Corporation*;

PHILIP L. TOIA                Formerly, Senior Vice President:
(cont'd) The Chase Manhattan Bank, N.A. and The Chase Manhattan Capital Markets Corporation
                                   One Chase Manhattan Plaza
                                   New York, New York 10081

BARBARA E. CASEY              President:
Vice President-                    Dreyfus Retirement Services Division;
Dreyfus Retirement            Executive Vice President:
Services                           Boston Safe Deposit & Trust Co.
                                   One Boston Place
                                   Boston, Massachusetts 02108;
                                   Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President-
Corporate Communications

ELIE M. GENADRY               President:
Vice President-                    Institutional Services Division of Dreyfus
Institutional Sales                Service Corporation*;
                                   Broker-Dealer Division of Dreyfus Service
                                   Corporation*;
                                   Group Retirement Plans Division of Dreyfus
                                   Service Corporation;
                              Executive Vice President:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                              Vice President:
                                   The Dreyfus Trust Company++

HENRY D. GOTTMANN             Executive Vice President:
Vice President-Retail              Dreyfus Service Corporation*;
Sales and Service             Vice President:
                                   Dreyfus Precious Metals, Inc.*

DANIEL C. MACLEAN             Director, Vice President and Secretary:
Vice President and General         Dreyfus Precious Metals, Inc.*;
Counsel                       Director and Vice President:
                                   The Dreyfus Consumer Credit Corporation*;
                              Director and Secretary:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Partnership Management, Inc.*;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation+;
                              Director, Vice President and Treasurer:
                                   Lion Management, Inc.*;
                              Director:
                                   The Dreyfus Trust Company++;
                              Secretary:
                                   Dreyfus Service Corporation*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President-Mutual Fund
Accounting

WILLIAM F. GLAVIN, JR.        Executive Vice President:
Vice President-Corporate           Dreyfus Service Corporation*;
Development                   Senior Vice President:
                                   The Boston Company Advisors, Inc.
                                   53 State Street
                                   Exchange Place
                                   Boston, Massachusetts 02109

KATHERINE C. WICKHAM          Formerly, Assistant Commissioner:
Vice President-               Department of Parks and Recreation of the
Human Resources                    City of New York
                                   830 Fifth Avenue
                                   New York, New York 10022

MARK N. JACOBS                Vice President, Secretary and Director:
Vice President-                    Lion Management, Inc.*;
Legal and Secretary           Secretary:
                                   The Dreyfus Consumer Credit Corporation*;
                                   Dreyfus Management, Inc.*;
                              Assistant Secretary:
                                   Dreyfus Service Organization, Inc.***;
                                   Major Trading Corporation*;
                                   The Truepenny Corporation*

ANDREW S. WASSER              Vice President:
Vice President-Information         Mellon Bank Corporation
Services                           One Mellon Bank Center
                                   Pittsburgh, Pennsylvania 15258

MAURICE BENDRIHEM             Treasurer:
Controller                         Dreyfus Partnership Management, Inc.*;
                                   Dreyfus Precious Metals, Inc.*;
                                   Dreyfus Service Organization, Inc.***;
                                   Seven Six Seven Agency, Inc.*;
                                   The Truepenny Corporation*;
                              Controller:
                                   Dreyfus Acquisition Corporation*;
                                   Dreyfus Service Corporation*;
                                   The Dreyfus Trust Company++;
                                   The Dreyfus Consumer Credit Corporation*;
                              Formerly, Vice President-Financial Planning,
                              Administration and Tax:
                                   Showtime/The Movie Channel, Inc.
                                   1633 Broadway
                                   New York, New York 10019

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary                Dreyfus Service Corporation*;
                                   Dreyfus Management, Inc.*;
                                   Dreyfus Acquisition Corporation, Inc.*;
                                   The Truepenny Corporation+


______________________________________

* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
** The address of the business so indicated is 80 Cutter Mill Road, Great Neck, New York 11021.
*** The address of the business so indicated is 131 Second Street, Lewes, Delaware 19958.
+ The address of the business so indicated is Atrium Building, 80 Route 4 East, Paramus, New Jersey 07652.
++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
+++ The address of the business so indicated is One Rockefeller Plaza, New York, New York 10020.
++++    The address of the business so indicated is 2 Boulevard Royal,
        Luxembourg.
+++++   The address of the business so indicated is Nassau, Bahama Islands.
Item 29.  Principal Underwriters
________  ______________________

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           1)  Comstock Partners Strategy Fund, Inc.
           2)  Dreyfus A Bonds Plus, Inc.
           3)  Dreyfus Appreciation Fund, Inc.
           4)  Dreyfus Asset Allocation Fund, Inc.
           5)  Dreyfus Balanced Fund, Inc.
           6)  Dreyfus BASIC Money Market Fund, Inc.
           7)  Dreyfus BASIC Municipal Fund, Inc.
           8)  Dreyfus BASIC U.S. Government Money Market Fund
           9)  Dreyfus California Intermediate Municipal Bond Fund
          10)  Dreyfus California Tax Exempt Bond Fund, Inc.
          11)  Dreyfus California Tax Exempt Money Market Fund
          12)  Dreyfus Capital Value Fund, Inc.
          13)  Dreyfus Cash Management
          14)  Dreyfus Cash Management Plus, Inc.
          15)  Dreyfus Connecticut Intermediate Municipal Bond Fund
          16)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          17)  Dreyfus Edison Electric Index Fund, Inc.
          18)  Dreyfus Florida Intermediate Municipal Bond Fund
          19)  Dreyfus Florida Municipal Money Market Fund
          20)  Dreyfus Growth and Value Funds, Inc.
          21)  The Dreyfus Fund Incorporated
          22)  Dreyfus Global Bond Fund, Inc.
          23)  Dreyfus Global Growth, L.P. (A Strategic Fund)
          24)  Dreyfus GNMA Fund, Inc.
          25)  Dreyfus Government Cash Management
          26)  Dreyfus Growth and Income Fund, Inc.
          27)  Dreyfus Growth Opportunity Fund, Inc.
          28)  Dreyfus Institutional Money Market Fund
          29)  Dreyfus Institutional Short Term Treasury Fund
          30)  Dreyfus Insured Municipal Bond Fund, Inc.
          31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
          32)  Dreyfus International Equity Fund, Inc.
          33)  Dreyfus Investors GNMA Fund
          34)  The Dreyfus/Laurel Funds, Inc.
          35)  The Dreyfus/Laurel Funds Trust
          36)  The Dreyfus/Laurel Tax-Free Municipal Funds
          37)  The Dreyfus/Laurel Investment Series
          38)  Dreyfus Life and Annuity Index Fund, Inc.
          39)  Dreyfus LifeTime Portfolios, Inc.
          40)  Dreyfus Liquid Assets, Inc.
          41)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          42)  Dreyfus Massachusetts Municipal Money Market Fund
          43)  Dreyfus Massachusetts Tax Exempt Bond Fund
          44)  Dreyfus Michigan Municipal Money Market Fund, Inc.
          45)  Dreyfus Money Market Instruments, Inc.
          46)  Dreyfus Municipal Bond Fund, Inc.
          47)  Dreyfus Municipal Cash Management Plus
          48)  Dreyfus Municipal Money Market Fund, Inc.
          49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
          50)  Dreyfus New Jersey Municipal Bond Fund, Inc.
          51)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          52)  Dreyfus New Leaders Fund, Inc.
          53)  Dreyfus New York Insured Tax Exempt Bond Fund
          54)  Dreyfus New York Municipal Cash Management
          55)  Dreyfus New York Tax Exempt Bond Fund, Inc.
          56)  Dreyfus New York Tax Exempt Intermediate Bond Fund
          57)  Dreyfus New York Tax Exempt Money Market Fund
          58)  Dreyfus Ohio Municipal Money Market Fund, Inc.
          59)  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          60)  Dreyfus 100% U.S. Treasury Long Term Fund
          61)  Dreyfus 100% U.S. Treasury Money Market Fund
          62)  Dreyfus 100% U.S. Treasury Short Term Fund
          63)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
          64)  Dreyfus Pennsylvania Municipal Money Market Fund
          65)  Dreyfus Short-Intermediate Government Fund
          66)  Dreyfus Short-Intermediate Municipal Bond Fund
          67)  Dreyfus Short-Term Income Fund, Inc.
          68)  The Dreyfus Socially Responsible Growth Fund, Inc.
          69)  Dreyfus Strategic Growth, L.P.
          70)  Dreyfus Strategic Income
          71)  Dreyfus Strategic Investing
          72)  Dreyfus Tax Exempt Cash Management
          73)  The Dreyfus Third Century Fund, Inc.
          74)  Dreyfus Treasury Cash Management
          75)  Dreyfus Treasury Prime Cash Management
          76)  Dreyfus Variable Investment Fund
          77)  Dreyfus-Wilshire Target Funds, Inc.
          78)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          79)  General California Municipal Bond Fund, Inc.
          80)  General California Municipal Money Market Fund
          81)  General Government Securities Money Market Fund, Inc.
          82)  General Money Market Fund, Inc.
          83)  General Municipal Bond Fund, Inc.
          84)  General Municipal Money Market Fund, Inc.
          85)  General New York Municipal Bond Fund, Inc.
          86)  General New York Municipal Money Market Fund
          87)  Pacifica Funds Trust -
                    Pacifica Prime Money Market Fund
                    Pacifica Treasury Money Market Fund
          88)  Peoples Index Fund, Inc.
          89)  Peoples S&P MidCap Index Fund, Inc.
          90)  Premier Insured Municipal Bond Fund
          91)  Premier California Municipal Bond Fund
          92)  Premier Capital Growth Fund, Inc.
          93)  Premier Global Investing, Inc.
          94)  Premier GNMA Fund
          95)  Premier Growth Fund, Inc.
          96)  Premier Municipal Bond Fund
          97)  Premier New York Municipal Bond Fund
          98)  Premier State Municipal Bond Fund
(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
__________________        ___________________________        _____________

Marie E. Connolly+        Director, President, Chief         President and
                          Operating Officer and Compliance   Treasurer
                          Officer

Joseph F. Tower, III+     Senior Vice President, Treasurer   Assistant
                          and Chief Financial Officer        Treasurer

John E. Pelletier+        Senior Vice President, General     Vice President
                          Counsel, Secretary and Clerk       and Secretary

Frederick C. Dey++        Senior Vice President              Vice President
                                                             and Assistant
                                                             Treasurer

Eric B. Fischman++        Vice President and Associate       Vice President
                          General Counsel                    and Assistant
                                                             Secretary

Lynn H. Johnson+          Vice President                     None

Ruth D. Leibert++         Assistant Vice President           Assistant
                                                             Secretary

Paul Prescott+            Assistant Vice President           None

Leslie M. Gaynor+         Assistant Treasurer                None

Mary Nelson+              Assistant Treasurer                None

John J. Pyburn++          Assistant Treasurer                Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Secretary and            None
                          Assistant Clerk

John W. Gomez+            Director                           None

William J. Nutt+          Director                           None




________________________________
 +   Principal business address is One Exchange Place, Boston, Massachusetts
     02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.    Location of Accounts and Records
            ________________________________

            1.  The Shareholder Services Group, Inc.,
                a subsidiary of First Data Corporation
                P.O. Box 9671
                Providence, Rhode Island 02940-9671

            2.  The Bank of New York
                90 Washington Street
                New York, New York 10286

            3.  The Dreyfus Corporation
                200 Park Avenue
                New York, New York 10166

Item 31.    Management Services
_______     ___________________

            Not Applicable

Item 32.    Undertakings
________    ____________

  (1) To call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of
            Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

  (2) To furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.
                                  SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of October 1995.




                    DREYFUS BASIC GNMA FUND
                    (FORMERLY, DREYFUS INVESTORS GNMA FUND)


               BY:  /s/  Marie E. Connolly*
                    _____________________________________
                    MARIE E. CONNOLLY, PRESIDENT AND TREASURER


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signatures                        Title                      Date

___________________________     ______________________________     _________



/s/  Marie E. Connolly*        President and Treasurer (Principal   10/24/95
______________________________ Executive, Financial and Accounting
     Marie E. Connolly         Officer)



/s/  Joseph S. DiMartino*      Chairman of the Board                10/24/95
______________________________
     Joseph S. DiMartino



/s/  Gordon J. Davis*          Trustee                              10/24/95
______________________________
     Gordon J. Davis


/s/  David P. Feldman*         Trustee                              10/24/95
______________________________
     David P. Feldman


/s/  Lynn Martin*              Trustee                              10/24/95
______________________________
     Lynn Martin


/s/  Eugene McCarthy*          Trustee                              10/24/95
______________________________
     Eugene McCarthy


 /s/  Daniel Rose*              Trustee                              10/24/95
______________________________
     Daniel Rose


/s/  Sander Vanocur*           Trustee                              10/24/95
______________________________
     Sander Vanocur


/s/  Anne Wexler*              Trustee                              10/24/95
______________________________
     Anne Wexler


/s/  Rex Wilder*               Trustee                              10/24/95
______________________________
     Rex Wilder



*BY: /s/  Eric B. Fischman
     _____________________
     Eric B. Fischman,
     Attorney-in-Fact



                                    DREYFUS BASIC GNMA FUND
                              Post-Effective Amendment No. 20 to
                           Registration Statement on Form N-1A under
                                the Securities Act of 1933 and
                              the Investment Company Act of 1940



                                      EXHIBITS







                                       INDEX TO EXHIBITS


(5)         Management Agreement

(6)         Distribution Agreement

(9)         Shareholder Services Plan

(11)        Consent of Independent Auditors.